Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,150,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	158,815.00
Total Offset Amount	158,815.00
Net Fee	$ 0.00
Final Prospectus	false